December 31, 2010

Summary Prospectus

Western Asset

Government

Money Market

Fund

Class: Ticker Symbol

A	: SMGXX
I	: SGYXX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling the fund at
1-877-721-1926 or 1-212-857-8181 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated December 31, 2010, as may be amended or further supplemented, the fund’s statement of additional information, dated December 31, 2010, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks maximum current income and preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class I
Management fees	0.41	0.41
Distribution and service (12b-1) fees	0.10	None
Other expenses	0.03	0.27[1]
Total annual fund operating expenses	0.54[2]	0.68
Fees forgone and/or expenses reimbursed[3]	—	(0.18)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses	0.54	0.50

[1]	Other expenses for Class I shares are estimated for the current fiscal year.
[2]

“Total annual fund operating expenses” for Class A shares have been restated to reflect current fees and expenses and do not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[3]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.60% for Class A shares and 0.50% for Class I shares. This arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Additional amounts may be voluntarily forgone or reimbursed from time to time. The manager is permitted to recapture any such amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A	55	173	302	678
Class I	51	180	342	812

Principal investment strategies

The fund is a money market fund which invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded by one or more rating agencies or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Credit risk. The fund invests only in U.S. government securities and related repurchase agreements. However, government securities held by the fund are not necessarily backed by the full faith and credit of the U.S. government. The fund will be subject to the risk that the issuer or obligor for those securities or a counterparty to a repurchase agreement with the fund may default or its credit may be downgraded.

Yield risk. The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately. For example, the fund’s manager may discontinue any temporary voluntary fee limitation or recoup expenses previously forgone or reimbursed. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the fund’s yield.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease or are lower than estimated, or if a fee limitation is changed or terminated.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

These risks are discussed in more detail in the fund’s Prospectus or in the statement of additional information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of Class A shares. No performance information is presented for Class I shares because there were no Class I shares outstanding during the calendar years shown. Because it is anticipated that Class I shares will have different expenses than Class A shares, the performance of Class I shares would have been different than that shown for Class A shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Best quarter (09/30/2000): 1.52 Worst quarter (12/31/2009): 0.00 The year-to-date return as of the most recent calendar quarter, which ended 09/30/2010, was 0.05

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years
Class A	0.24	2.85	2.64

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)
	Class A	Class I
General	1,000/50	N/A
Participants in eligible sweep accounts	None/None	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A
IRAs	250/50	N/A
SIMPLE IRAs	None/None	N/A
Systematic Investment Plans	50/50	N/A
Clients of Eligible Financial Intermediaries	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None
Other Retirement Plans	None/None	N/A
Institutional Investors	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds normally will be sent one business day after your request is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-212-857-8181).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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